Exhibit 10.14

Agreement on Amendment to the Joint Venture Contract
of Sanhe Sino-Top Resources & Technologies, Ltd.

In accordance with the Equity Transfer Agreement dated July 4, 2008 by and between Silver Dragon Resources Inc. and Zhou Lin, the meeting minutes of the meeting of Board of Directors approved on July 4, 2008 and the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and the Detailed Rules of Implementation of the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, in the principles of equality and reciprocity and through amicable negotiations, the Chinese shareholders and the foreign shareholder--Silver Dragon Resources Inc. of Sanhe Sino-Top Resources & Technologies, Ltd. hereby agree as follows:

1.	The second paragraph of “Chapter One General Principles” in the Contract shall be modified and replaced by the following:

In accordance with the Law of the PRC on Chinese-Foreign Cooperative Joint Ventures and other relevant laws and regulations, and the Equity Transfer Agreement dated July 4, 2008 by and between Silver Dragon Resources Inc. and Zhou Lin and the meeting minutes of the meeting of Board of Directors approved on July 4, 2008, in the principles of equality and reciprocity and through amicable negotiations, the Parties hereby enter into and make this Contract:

2.	The Article 4.3 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

Party B has made payment of its subscribed capital contribution of USD 3,272,690 and the remaining capital contribution (the “Remaining Contribution”) is USD 1,727,310.

The Remaining Contribution shall be made by Party B and Zhou Lin as follows:

(a)	Party B contributes USD 1,000,000 of the Remaining Contribution prior to July 30, 2009;

(b)	In respect to the rest of the Remaining Contribution (USD 727,310), Party B contributes USD 323,250 prior to July 30, 2009 and Zhou Lin contributes USD 404,060 prior to July 30, 2009.

3.	The Article 4.4 of “Article 4 Registered Capital and Total Investment” in the original contract shall be modified and replaced by the following:

The shareholding of the Parties in the CJV shall be as follows:

Party A: 60%

Party B: 40%

The shareholding of each member of Party A shall be as follows:

Zhou Lin	58.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

4.	The Article 7.1 of “Article 7 Board of Directors” in the original contract shall be modified and replaced by the following:

The board of directors is composed of 5 directors, of which 3 shall be appointed by major shareholders of Sino-Top (its definition follows), 2 by SDRI. The name list of directors is in Appendix 7.1. In the event a member appointed by a party resigns, or is removed by the party that appointed him, such party shall designate his successor. The term of office for the directors is three years in principle; a director can only be removed by the appointing party. During the term of office, unless in cases of resignation, misfeasance, malfeasance, or other misconduct that prevents the director to perform, any change of the directors appointed by SDRI or the major shareholders of Sino-Top shall be made with prior consent from the other party. All parties to this Contract shall vote about their shareholders’ rights by ballots, in written form or other forms that are stipulated by laws and regulations or this Contract.

5.	The Sub-Article (b) under Article 9.1 of “Article 9 Profit Distribution” in the original contract shall be modified and replaced by the following:

(b)

the remaining profits shall be, in accordance with the resolution of Board of Directors, distributed to Party A and Party B respectively in proportion of 60% and 40%, and the distribution among Party A (Sino-Top shareholders) shall be as follows:

Zhou Lin	58.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

6.	The Sub-Article (c) under Article 13.2 of “Article 13 Dissolution of Company” in the original contract shall be modified and replaced by the following:

(c)	the remainder shall be, respectively, distributed to Party A and Party B in proportion of 60% and 40%, and the distribution among Party A (Sino-Top shareholders) shall be as follows:

Zhou Lin	58.8%
Shi Zhongmei	0.4%
Yang Guofu	0.4%
Zhang Hongliang	0.2%
Yang Wen	0.2%

Attachment: Appendix 7.1 of the original contract shall be amended in accordance with the current situation of the company. Other appendixes remain effective.

(The next page is the signature page.)

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement.

Silver Dragon Resources Inc.

By: /s/Marc Hazout
Marc Hazout, President

Sino-Top Shareholders

Zhou Lin (Signature): /s/Zhou Lin

Shi Zhongmei (Signature): /s/Shi Zhongmei

Zhang Hongliang (Signature): /s/Zhang Hongliang

Yang Wen (Signature): /s/Yang Wen

Yang Guofu (Signature): /s/Yang Guofu

Execution Date: July 4, 2008